Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with ADC Therapeutics SA’s annual report on Form 20-F for the year ended December 31, 2021 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.

I, Christopher Martin, the Chief Executive Officer of ADC Therapeutics SA, certify that:
1.the Report fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act; and
2.the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of ADC Therapeutics SA.

Date:	March 17, 2022	/s/ Christopher Martin Christopher Martin Chief Executive Officer

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